UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2013

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On October 29, 2013, the shareholders of Cree, Inc. (the “Company”) approved the Company’s 2013 Long-Term Incentive Compensation Plan (the “Plan”), which replaces the Company’s 2004 Long-Term Incentive Compensation Plan.  No further awards will be made under the 2004 Long-Term Incentive Compensation Plan after December 31, 2013.

The terms of the Plan are set forth under the caption “Proposal No. 2—Approval of 2013 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2013 annual meeting filed with the Securities and Exchange Commission on September 10, 2013.  Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, filed as Exhibit 10.1 to this report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on October 29, 2013. The shareholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 10, 2013.

Proposal No. 1: Election of seven nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Charles M. Swoboda	80,314,356	7,569,057
Clyde R. Hosein	80,465,118	7,418,295
Robert A. Ingram	81,607,806	6,275,607
Franco Plastina	80,473,302	7,410,111
Alan J. Ruud	81,021,457	6,861,956
Robert L. Tillman	80,466,770	7,416,643
Thomas H. Werner	79,897,924	7,985,489

Broker Non-Votes: 19,708,209

All nominees were elected.

Proposal No. 2: Approval of the 2013 Long-Term Incentive Compensation Plan.  The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2013 Long-Term Incentive Compensation Plan	69,203,526	18,366,604	313,283

Broker Non-Votes: 19,708,209

Proposal No. 2 was approved.

Proposal No. 3: Approval of amendments to the 2005 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the plan and to extend the plan term for five years.  The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2005 Employee Stock Purchase Plan amendments	86,892,808	503,471	487,134

Broker Non-Votes: 19,708,209

Proposal No. 3 was approved.

Proposal No. 4: Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 29, 2014. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of Ernst & Young LLP appointment	106,754,339	707,995	129,288

Proposal No. 4 was approved.

Proposal No. 5: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	85,078,225	2,637,460	167,728

Broker Non-Votes: 19,708,209

Proposal No. 5 was approved.

Item 8.01	Other Events

On October 29, 2013, the shareholders of the Company approved an amendment to Section 13(a) of the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares that may be issued under the ESPP by 2,000,000 shares, and approved an amendment to Section 26 to extend the term of the ESPP by five additional years to November 3, 2020. Effective August 27, 2013, the Board of Directors of the Company approved additional amendments to the ESPP that did not require shareholder approval. A copy of the ESPP, as amended, is filed as Exhibit 10.2 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	2013 Long-Term Incentive Compensation Plan
10.2	2005 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Executive Vice President and Chief Financial Officer

Date: October 29, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2013 Long-Term Incentive Compensation Plan
10.2	2005 Employee Stock Purchase Plan, as amended